UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period:  November 30, 2022

Item 1. Reports to Stockholders.

(a)

Annual Report

Convergence Long/Short Equity ETF
(CLSE)

November 30, 2022

Investment Adviser

Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLES	6
INVESTMENT HIGHLIGHTS	7
SCHEDULE OF INVESTMENTS	10
SCHEDULE OF SECURITIES SOLD SHORT	16
STATEMENT OF ASSETS AND LIABILITIES	24
STATEMENT OF OPERATIONS	25
STATEMENTS OF CHANGES IN NET ASSETS	26
STATEMENT OF CASH FLOWS	27
FINANCIAL HIGHLIGHTS	28
NOTES TO FINANCIAL STATEMENTS	30
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	40
NOTICE OF PRIVACY POLICY & PRACTICES	41
ADDITIONAL INFORMATION	42

Convergence Investment Partners
2022 Annual Shareholder Report

Convergence Long/Short Equity ETF (CLSE)
Shareholder Letter (Unaudited)

Dear Shareholder:

We are pleased to provide you the annual report of the Convergence Long/Short Equity ETF (the “ETF”) for the one-year period ended November 30, 2022. We are especially pleased to report that we were able to deliver a positive return for our investors over the past twelve months, a period when the Russell 3000® Total Return Index was negative. The net asset value (NAV) of the ETF was up 2.39% over the twelve months ended November 30, 2022, while the Russell 3000® Total Return Index was down -10.80%, which equates to over 13 percentage points of outperformance for the ETF, net of fees.

We manage our ETF with the philosophy that over the long term strong “fundamentals” outperform weak “fundamentals.” Our ETF employs the Convergence systematic long/short investment approach which seeks to benefit from fundamentally strong companies outperforming their counterparts with comparatively weaker fundamentals. Over time the ETF seeks strong total returns from favored long positions with the potential for downside risk mitigation through a carefully selected program of actively selling disfavored stocks short. To construct both the long portfolio and short portfolio, our ETF utilizes the Convergence proprietary stock ranking process which analyzes the domestic investment universe and helps to identify, quantify, and rank strong and weak fundamentals.

Convergence monitors the performance of different stock market characteristics to learn what the market is rewarding or punishing at any time. Our long-term investors know that we analyze numerous statistical observations and stock factors for over 3,000 domestic stocks. Those observations are then grouped into composites to develop signals for each stock that we use to rank their potential on different dimensions to which we give names like Traditional Value and Accelerating Sales. Over the twelve months ended November 30, 2022, we see that much of the positive differentiation between stocks has been a combination of value, earnings risk, and economic size. Conversely, only two signals showed a negative contribution in this period: companies with robust price momentum and sales momentum. These were the only two signals in our process that had negative spread returns because much of these companies’ prior momentum declined or reversed. Tilts to companies based on price reversal and quality were the least beneficial as their spread returns were the least positive when compared to our suite of signals. We believe that, even in times of market stress like the last twelve months, there can be benefits to a fundamental approach to investing which guides the signal diversification we employ at Convergence. While it is unlikely for all fundamental tilts to generate a positive spread in short time periods, we believe these fundamental spreads, based on sound economic principles, can help produce real wealth for investors over time as they provide complementary attributes. We remain steadfast to our philosophy that strong fundamentals win in the long run.

Digging a bit deeper into the performance of the past twelve months, our ETF outperformed its benchmark in both the long and short portions of the portfolio. Our long positions outperformed the Russell 3000® Total Return Index and the short positions underperformed, thereby generating a positive long-short spread for the year. It is important to remember that our ETF maintained a net exposure of approximately 76.4% for the most recent six months ended November 30, 2022, with 40.2% of capital allocated to short positions, while our long-only benchmark has a 0% weight to short holdings. Positions in the Energy, Pharmaceuticals and Healthcare Equipment & Services industry groups contributed the most to our total returns for the most recent twelve months. The largest detracting industry groups for the same period were Media, Automobiles, and Diversified Financials.

At Convergence, we understand that selection of portfolio positions, be they long or short, will not add to the ETF’s outperformance in every consecutive month, quarter, or year. We do, however, firmly believe that investment decisions based on a sound and logical philosophy, paired with a long-term approach, can deliver superior results. Buying reasonably valued stocks with strong earnings and sales growth, while shorting low quality, unprofitable stocks with wild valuations is our recipe for success at Convergence.

The objective of the Convergence Long/Short Equity ETF is to achieve long-term capital growth. The ETF seeks to realize its investment objective by establishing long and short positions in equity securities of domestic companies with medium and large market capitalizations. The ETF will hold purchased securities (long positions) that Convergence believes will outperform the market, and it will sell short securities (short positions) expected to underperform the market. Convergence constructs the portfolio as an actively managed equity strategy that adapts to ever changing market dynamics through a market cycle. The ETF intends to maintain a net long exposure (the market value of long positions minus the market value of short positions) of approximately 50% to 100% of the ETF’s total assets. Under normal market conditions, the ETF’s long positions may range from 90% to 150% of the ETF’s total assets, and its short positions may range from 20% to 70% of the ETF’s total assets. In making investment decisions for the ETF, Convergence utilizes stock-level analysis to focus on the individual strengths of the underlying companies and the market’s preferences to judge the relative and absolute attractiveness of the companies within each industry group.

Convergence Long/Short Equity ETF Performance

In the twelve months ended November 30, 2022, the ETF returned 2.39% as measured by the change in ETF net asset value, versus the Russell 3000® Total Return Index at -10.80%.

Average Annual Total Returns (net of fees)

							Since
Through	One			One	Three	Five	Inception
November 30, 2022	Month	Quarter	YTD	Year	Years	Years	Annualized
Convergence
Long/Short Equity ETF
(CLSE@NAV)	3.58%	6.40%	-3.24%	2.39%	6.63%	6.45%	11.15%
Convergence
Long/Short Equity ETF
(CLSE@Market)	3.35%	6.14%	-3.41%	2.20%	6.56%	6.42%	11.13%
Russell 3000®
Total Return	5.22%	3.29%	-14.18%	-10.80%	10.28%	10.33%	12.43%

Strategy inception = 12/29/2009
Mutual Fund Inception = 12/29/2009
Mutual Fund to ETF conversion = 02/18/2022

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the ETF may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-677-9414. Shares are bought and sold at market price not net asset value (NAV). Market price returns are based upon the closing composite market price and do not represent the returns you would receive if you traded shares at other times.

Total Expense Ratio of the ETF applicable to all investors is 1.56%, comprised of the Management Fee of 0.95% and dividends and interest on short positions of 0.61%.

The Convergence fundamental stock picking methodology is geared toward long holdings with strong cash flow, earnings, profits, and other desirable financial characteristics. We strive to achieve these favorable portfolio statistics while seeking companies that are undervalued relative to their peers. Our research has shown that, over time, companies with these characteristics have rewarded investors, as the portfolio statistics demonstrate attributes of healthy and growing companies with competitively strong business models. The Convergence process separately seeks to identify companies with weak or declining fundamentals, and our research has shown this to be effective in sourcing alpha from shorting. The current environment is especially interesting as mega cap technology stocks are likely to face challenges from rising cost pressures along with slowing revenues. Therefore, we believe the forthcoming market cycle will continue to offer opportunities for active managers such as Convergence.

In closing, as we always say, stay fundamental.

Thank you for your support.

David J. Abitz, CFA	Justin Neuberg, CFA
President & Chief Investment Officer	Co-Portfolio Manager
Convergence Investment Partners, LLC	Convergence Investment Partners, LLC

Disclosures

Past performance is not indicative of future results.

This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security. Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate, and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

Mutual fund investing involves risk. Principal loss is possible. Investments in small, micro and midcap companies involve additional risks such as limited liquidity and greater volatility than larger capitalization companies. The ETF may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The ETF regularly make short sales of securities, which involves unlimited risk including the possibility that losses may exceed the original amount invested. However, a fund investor’s risk is limited to one’s amount of investment in the fund.

Must be preceded or accompanied by a prospectus.

Diversification does not assure a profit nor protect against loss in a declining market.

Foreside Fund Services, LLC, distributor.

Alpha – The excess return of an investment relative to the return of a benchmark index is the investment’s alpha.

The Russell 3000® Total Return Index measures the total return performance of the largest 3,000 U.S. companies representing approximately 96% of the investable U.S. equity market. You cannot invest directly in an index. The volatility of an index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees.

CONVERGENCE LONG/SHORT EQUITY ETF
Expense Examples
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, such as investment management fees and dividends and interest on short positions. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other ETFs. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/22 – 11/30/22).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/22	11/30/22	6/1/22 – 11/30/22*
Actual	$1,000.00	$ 981.40	$5.22
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.80	$5.32

*
Expenses are equal to the Fund’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions, interest and broker expenses, the Fund’s annualized expense ratio would be 0.95%.

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights
(Unaudited)

The investment objective of the Fund is to seek long-term capital growth. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in long and short positions in equity securities of domestic companies. The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization. The Fund generally considers companies with medium and large market capitalizations to be those companies that comprise the upper half of the Russell 3000® Total Return Index. As of December 31, 2021, the market capitalization range of the upper half of the Russell 3000® Total Return Index was between $2.02 billion and $2,737.82 billion. The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Continued

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of November 30, 2022

	Six	One	Five	Ten
	Months	Year	Years	Years
Convergence Long/Short Equity ETF — NAV	-1.74%	2.39%	6.45%	10.15%
Convergence Long/Short Equity ETF — Market	-1.86%	2.20%	6.42%	10.13%
Russell 3000® Total Return Index	-0.33%	-10.80%	10.33%	12.95%

The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. Performance data includes the Fund’s prior performance history as a mutual fund. The Market Price returns shown prior to February 18, 2022, reflect the mutual fund’s NAV.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect for the Fund prior to February 18, 2022. In the absence of such waivers, total returns would be reduced for the periods prior to February 18, 2022.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index over the last 10 year time period. The graph does not imply any future performance.

Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Total Return Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. One cannot invest directly in an index.

Continued

CONVERGENCE LONG/SHORT EQUITY ETF
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments

November 30, 2022

	Shares	Value
COMMON STOCKS* – 118.70%

Accommodation – 0.56%
Boyd Gaming Corp.	2,232	$136,888

Administrative and Support Services – 5.06%
CBIZ, Inc. (a)	1,708	84,801
Fair Isaac Corp. (a)	656	406,536
Mastercard, Inc.	837	298,307
TripAdvisor, Inc. (a)	5,581	113,797
Visa, Inc.	1,516	328,972
		1,232,413
Animal Production and Aquaculture – 0.99%
Cal-Maine Foods, Inc.(c)	4,123	240,289

Broadcasting (except Internet) – 0.61%
Sirius XM Holdings, Inc.	23,101	149,926

Building Material and Garden Equipment – 1.51%
Home Depot, Inc.	1,130	366,109

Chemical Manufacturing – 13.44%
AbbVie, Inc.	2,258	363,945
Albemarle Corp.	568	157,898
Amgen, Inc.	1,162	332,797
Amicus Therapeutics, Inc. (a)	5,707	69,055
Bristol-Myers Squibb Co.	4,358	349,861
CF Industries Holdings, Inc.	1,693	183,167
Colgate-Palmolive Co.	2,046	158,524
Gilead Sciences, Inc.	4,510	396,112
Harmony Biosciences Holdings, Inc. (a)	2,090	124,919
Incyte Corp. (a)	785	62,541
Ionis Pharmaceuticals, Inc. (a)	1,487	60,655
Lantheus Holdings, Inc. (a)	3,252	201,885
Merck & Co., Inc.	2,577	283,779
Neurocrine Biosciences, Inc. (a)	399	50,697
Procter & Gamble Co.	654	97,551
Vertex Pharmaceuticals, Inc. (a)	1,207	381,895
		3,275,281
Computer and Electronic Product Manufacturing – 21.33%
Advanced Energy Industries, Inc.	623	57,715
Alphabet, Inc. – Class A (a)	4,510	455,464
Alphabet, Inc. – Class C (a)	6,408	650,091
Apple, Inc.(c)	3,730	552,152

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2022

	Shares	Value
Computer and Electronic Product
Manufacturing – 21.33% (Continued)
Arista Networks, Inc. (a)	838	$116,733
Broadcom, Inc.	711	391,782
Cisco Systems, Inc.(c)	8,871	441,066
Enphase Energy, Inc. (a)	1,109	355,534
Extreme Networks, Inc. (a)	17,112	358,839
Hologic, Inc. (a)	1,094	83,319
Iridium Communications, Inc. (a)	6,168	327,521
Jabil, Inc.	7,198	519,624
Microchip Technology, Inc.	4,236	335,449
Rambus, Inc. (a)	1,473	56,534
Sanmina Corp. (a)	4,490	296,744
Sonos, Inc. (a)	4,674	81,934
Super Micro Computer, Inc. (a)	1,321	119,194
		5,199,695
Construction of Buildings – 0.25%
NVR, Inc. (a)	13	60,307

Couriers and Messengers – 0.77%
United Parcel Service, Inc. – Class B	992	188,212

Credit Intermediation and Related Activities – 5.55%
Ameris Bancorp	3,258	172,283
Bank of America Corp.	4,701	177,933
BankUnited, Inc.	4,318	158,557
FNB Corp./PA	11,890	167,649
JPMorgan Chase & Co.	1,382	190,965
Popular, Inc.	1,871	136,620
Regions Financial Corp.	7,156	166,091
Wells Fargo & Co.	3,869	185,519
		1,355,617
Educational Services – 0.61%
Grand Canyon Education, Inc. (a)	1,326	149,931

Electrical Equipment, Appliance, and Component – 0.75%
Hubbell, Inc.	717	182,161

Fabricated Metal Product Manufacturing – 1.33%
Mueller Industries, Inc.	2,844	195,582
Nucor Corp.	856	128,357
		323,939
Food and Beverage Stores – 1.02%
Kroger Co.	5,024	247,130

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2022

	Shares	Value
Food Manufacturing – 3.07%
Archer-Daniels-Midland Co.	3,077	$300,008
General Mills, Inc.	2,534	216,150
TreeHouse Foods, Inc. (a)	4,726	233,606
		749,764
Food Services and Drinking Places – 1.31%
Manhattan Associates, Inc. (a)	2,527	318,250

General Merchandise Stores – 0.88%
Walmart, Inc.	1,412	215,217

Health and Personal Care Stores – 1.38%
CVS Health Corp.	1,944	198,055
Ulta Beauty, Inc. (a)	301	139,917
		337,972
Heavy and Civil Engineering Construction – 0.46%
Dycom Industries, Inc. (a)	1,240	113,014

Insurance Carriers and Related Activities – 5.31%
American International Group, Inc.	2,321	146,478
Chubb Ltd.	775	170,182
Cigna Corp.	830	272,978
Jackson Financial, Inc.	2,515	93,936
MetLife, Inc.	1,533	117,581
RLI Corp.	872	113,421
UnitedHealth Group, Inc.	371	203,219
Unum Group	4,214	177,748
		1,295,543
Machinery Manufacturing – 0.51%
Caterpillar, Inc.	526	124,352

Merchant Wholesalers, Durable Goods – 0.62%
WW Grainger, Inc.	250	150,765

Merchant Wholesalers, Nondurable Goods – 3.75%
AmerisourceBergen Corp.	1,749	298,536
Cardinal Health, Inc.	3,463	277,628
McKesson Corp.	688	262,596
Wingstop, Inc.	427	70,673
		909,433
Mining (except Oil and Gas) – 2.01%
Alpha Metallurgical Resources, Inc.	1,130	193,490

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2022

	Shares	Value
Mining (except Oil and Gas) – 2.01% (Continued)
APA Corp.	6,356	$297,780
		491,270
Miscellaneous Manufacturing – 1.44%
Johnson & Johnson	1,491	265,398
Shockwave Medical, Inc. (a)	340	86,224
		351,622
Motor Vehicle and Parts Dealers – 2.50%
Group 1 Automotive, Inc.	1,548	299,290
Murphy USA, Inc.	1,050	310,601
		609,891
Nonstore Retailers – 2.50%
Amazon.com, Inc. (a)	2,984	288,075
Box, Inc. (a)	9,629	264,316
Dillard’s, Inc.	165	59,351
		611,742
Other Information Services – 1.09%
VeriSign, Inc. (a)	1,330	265,747

Paper Manufacturing – 1.18%
Boise Cascade Co.	2,555	189,172
Sylvamo Corp.	1,810	97,903
		287,075
Petroleum and Coal Products Manufacturing – 5.04%
Exxon Mobil Corp.(c)	2,333	259,756
Marathon Petroleum Corp.	2,056	250,441
PBF Energy, Inc.(c)	7,990	317,763
Phillips 66	987	107,030
Valero Energy Corp.	2,178	291,024
		1,226,014
Pipeline Transportation – 1.05%
Scorpio Tankers, Inc.	4,996	254,896

Primary Metal Manufacturing – 1.41%
ATI, Inc. (a)	2,423	73,926
Commercial Metals Co.	1,664	81,902
Encore Wire Corp.	1,274	186,144
		341,972
Professional, Scientific, and Technical Services – 5.26%
Accenture PLC	788	237,133

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2022

	Shares	Value
Professional, Scientific, and Technical Services – 5.26% (Continued)
Booz Allen Hamilton Holding Corp.	382	$40,645
DXC Technology Co. (a)	8,992	266,793
H&R Block, Inc.	3,227	141,052
Insperity, Inc.	585	69,352
Jack Henry & Associates, Inc.	1,956	370,368
Parsons Corp. (a)	3,146	155,727
		1,281,070
Publishing Industries (Except Internet) – 5.50%
Cadence Design Systems, Inc. (a)	2,590	445,583
Dropbox, Inc. (a)	11,019	259,608
Electronic Arts, Inc.	2,809	367,361
Qualys, Inc. (a)	2,170	267,604
		1,340,156
Real Estate – 1.05%
Jefferies Financial Group, Inc.	6,725	255,483

Rental and Leasing Services – 0.49%
Ryder System, Inc.	1,289	120,509

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 5.16%
Cboe Global Markets, Inc.	1,986	251,904
LPL Financial Holdings, Inc.(c)	1,205	285,235
Raymond James Financial, Inc.	2,167	253,322
SLM Corp.	12,717	222,038
StoneX Group, Inc. (a)	2,413	244,847
		1,257,346
Specialty Trade Contractors – 1.64%
Comfort Systems USA, Inc.	1,051	133,225
EMCOR Group, Inc.	1,211	187,583
Installed Building Products, Inc.	931	79,070
		399,878
Transportation Equipment Manufacturing – 3.97%
General Dynamics Corp.	692	174,654
General Motors Co.	6,558	265,993
Lockheed Martin Corp.	351	170,302
Tesla, Inc. (a)	1,372	267,129
Visteon Corp. (a)	620	91,015
		969,093
Utilities – 4.53%
First Solar, Inc. (a)	2,361	407,343
FirstEnergy Corp.	4,195	173,002

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Investments (Continued)

November 30, 2022

	Shares	Value
Utilities – 4.53% (Continued)
NRG Energy, Inc.	4,554	$193,316
ONE Gas, Inc.	1,917	166,683
UGI Corp.	4,321	167,007
		1,107,351
Warehousing and Storage – 0.91%
Landstar System, Inc.	1,273	220,203

Waste Management and Remediation Services – 0.59%
Clean Harbors, Inc. (a)	1,185	142,200

Wood Product Manufacturing – 0.31%
Skyline Champion Corp. (a)	1,442	74,970
TOTAL COMMON STOCKS (Cost $25,500,249)		28,930,696

REAL ESTATE INVESTMENT TRUSTS* – 2.79%

Real Estate – 2.33%
Apartment Income REIT Corp.	2,886	109,812
Apple Hospitality REIT, Inc.	6,860	117,032
Camden Property Trust	980	117,924
Equity Commonwealth	4,105	111,205
Equity Residential	1,716	111,300
		567,273
Warehousing and Storage – 0.46%
Extra Space Storage, Inc.	702	112,804
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $696,346)		680,077

MONEY MARKET FUNDS – 0.69%

Funds, Trusts, and Other Financial Vehicles – 0.69%
First American Government Obligations Fund – X Class, 3.668% (b)(c)	167,708	167,708
TOTAL MONEY MARKET FUNDS (Cost $167,708)		167,708
Total Investments (Cost $26,364,303) – 122.18%		29,778,481
Liabilities in Excess of Other Assets – (22.18)%		(5,403,683)
TOTAL NET ASSETS – 100.00%		$24,374,788

Percentages are stated as a percent of net assets.
PLC	Public Limited Company

*	Unless otherwise noted, all or a portion of these securities, totaling $27,023,010, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	The rate shown represents the seven-day yield as of November 30, 2022.
(c)	This security is not pledged as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short

November 30, 2022

	Shares	Value
COMMON STOCKS – (45.71)%

Accommodation – (0.37)%
Caesars Entertainment, Inc. (a)	(861)	$(43,747)
Las Vegas Sands Corp. (a)	(973)	(45,575)
		(89,322)
Administrative and Support Services – (2.86)%
AdaptHealth Corp. (a)	(2,024)	(45,155)
Coinbase Global, Inc. (a)	(782)	(35,761)
DigitalBridge Group, Inc.	(1,817)	(26,219)
Equifax, Inc.	(101)	(19,934)
Fidelity National Information Services, Inc.	(2,790)	(202,498)
GXO Logistics, Inc. (a)	(954)	(44,704)
nCino, Inc. (a)	(4,143)	(108,215)
R1 RCM, Inc. (a)	(5,703)	(51,612)
ROBLOX Corp. (a)	(1,854)	(58,902)
Scotts Miracle-Gro Co.	(590)	(32,999)
SentinelOne, Inc. (a)	(3,368)	(48,836)
TransUnion	(340)	(21,447)
		(696,282)
Air Transportation – (0.27)%
Delta Air Lines, Inc. (a)	(1,391)	(49,199)
Frontier Group Holdings, Inc. (a)	(1,322)	(17,239)
		(66,438)
Ambulatory Health Care Services – (1.10)%
Guardant Health, Inc. (a)	(1,394)	(72,962)
LifeStance Health Group, Inc. (a)	(5,926)	(30,163)
Natera, Inc. (a)	(1,139)	(46,836)
Oak Street Health, Inc. (a)	(3,292)	(71,173)
Teladoc Health, Inc. (a)	(1,776)	(50,634)
		(271,768)
Amusement, Gambling, and Recreation Industries – (0.13)%
Wynn Resorts Ltd. (a)	(393)	(32,878)

Apparel Manufacturing – (0.09)%
VF Corp.	(672)	(22,055)

Beverage and Tobacco Product Manufacturing – (0.56)%
Celsius Holdings, Inc. (a)	(629)	(70,033)
MGP Ingredients, Inc.	(534)	(66,782)
		(136,815)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2022

	Shares	Value
Broadcasting (except Internet) – (1.24)%
Cable One, Inc.	(57)	$(41,285)
Liberty Broadband Corp. (a)	(817)	(74,233)
Roku, Inc. (a)	(1,214)	(72,075)
Warner Bros Discovery, Inc. (a)	(10,097)	(115,106)
		(302,699)
Chemical Manufacturing – (4.83)%
10X Genomics, Inc. (a)	(1,705)	(65,915)
Blueprint Medicines Corp. (a)	(1,343)	(64,182)
Bridgebio Pharma, Inc. (a)	(2,173)	(20,361)
Element Solutions, Inc.	(1,523)	(29,790)
Fate Therapeutics, Inc. (a)	(2,240)	(46,637)
Green Plains, Inc. (a)	(1,678)	(57,992)
Intellia Therapeutics, Inc. (a)	(1,548)	(79,660)
Inter Parfums, Inc.	(598)	(56,983)
Krystal Biotech, Inc. (a)	(1,176)	(91,422)
Mirati Therapeutics, Inc. (a)	(1,408)	(128,663)
Moderna, Inc. (a)	(559)	(98,334)
Novavax, Inc. (a)	(2,129)	(35,107)
Olaplex Holdings, Inc. (a)	(7,051)	(42,095)
Pfizer, Inc.	(3,777)	(189,341)
QuidelOrtho Corp. (a)	(873)	(76,484)
SiteOne Landscape Supply, Inc. (a)	(243)	(30,504)
SpringWorks Therapeutics, Inc. (a)	(1,424)	(34,432)
Twist Bioscience Corp. (a)	(1,078)	(29,483)
		(1,177,385)
Clothing and Clothing Accessories Stores – (0.63)%
Five Below, Inc. (a)	(532)	(85,578)
KKR & Co., Inc.	(1,297)	(67,340)
		(152,918)
Computer and Electronic Product Manufacturing – (3.53)%
Ambarella, Inc. (a)	(1,454)	(107,887)
Power Integrations, Inc.	(1,088)	(87,562)
SiTime Corp. (a)	(855)	(90,168)
Universal Display Corp.	(741)	(83,451)
Vertiv Holdings Co.	(3,615)	(50,068)
Viasat, Inc. (a)	(3,849)	(131,212)
Vicor Corp. (a)	(582)	(31,422)
Western Digital Corp. (a)	(3,485)	(128,074)
Zebra Technologies Corp. (a)	(549)	(148,384)
		(858,228)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2022

	Shares	Value
Construction of Buildings – (0.16)%
LGI Homes, Inc. (a)	(398)	$(39,537)

Credit Intermediation and Related Activities – (2.58)%
Affirm Holdings, Inc. (a)	(3,983)	(55,443)
Ally Financial, Inc.	(1,642)	(44,350)
Bank of Hawaii Corp.	(470)	(37,915)
Citigroup, Inc.	(1,714)	(82,975)
First Republic Bank/CA	(329)	(41,984)
Flywire Corp. (a)	(3,586)	(77,780)
PacWest Bancorp	(2,551)	(66,632)
Signature Bank/New York NY	(287)	(40,037)
Silvergate Capital Corp. (a)	(457)	(12,536)
SVB Financial Group (a)	(303)	(70,229)
TFS Financial Corp.	(2,777)	(37,906)
Western Alliance Bancorp	(902)	(61,823)
		(629,610)
Data Processing, Hosting, and Related Services – (0.56)%
Marqeta, Inc. (a)	(10,722)	(71,730)
Shutterstock, Inc.	(899)	(48,384)
Upwork, Inc. (a)	(1,395)	(17,089)
		(137,203)
Electrical Equipment, Appliance, and Component – (0.92)%
Fluence Energy, Inc. (a)	(1,808)	(31,061)
Generac Holdings, Inc. (a)	(182)	(19,205)
Littelfuse, Inc.	(583)	(143,710)
Plug Power, Inc. (a)	(1,815)	(28,967)
		(222,943)
Electronics and Appliance Stores – (0.31)%
UiPath, Inc. (a)	(6,134)	(76,491)

Fabricated Metal Product Manufacturing – (0.20)%
Stanley Black & Decker, Inc.	(611)	(49,931)

Food and Beverage Stores – (0.25)%
Grocery Outlet Holding Corp. (a)	(1,983)	(60,025)

Food Manufacturing – (1.26)%
Bunge Ltd.	(641)	(67,202)
Freshpet, Inc. (a)	(1,172)	(78,547)
Ingredion, Inc.	(254)	(24,884)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2022

	Shares	Value
Food Manufacturing – (1.26)% (Continued)
J & J Snack Foods Corp.	(431)	$(70,693)
McCormick & Co., Inc./MD	(767)	(65,333)
		(306,659)
Food Services and Drinking Places – (0.42)%
Casey’s General Stores, Inc.	(302)	(73,392)
Shake Shack, Inc. (a)	(550)	(28,930)
		(102,322)
Furniture and Home Furnishings Stores – (0.73)%
Floor & Decor Holdings, Inc. (a)	(1,052)	(78,511)
MillerKnoll, Inc.	(933)	(19,024)
RH (a)	(282)	(80,886)
		(178,421)
General Merchandise Stores – (0.38)%
Burlington Stores, Inc. (a)	(473)	(92,557)

Heavy and Civil Engineering Construction – (0.12)%
St Joe Co.	(776)	(29,822)

Insurance Carriers and Related Activities – (0.79)%
Assured Guaranty Ltd.	(913)	(60,778)
RenaissanceRe Holdings Ltd.	(200)	(37,782)
Ryan Specialty Holdings, Inc. (a)	(709)	(28,559)
Voya Financial, Inc.	(524)	(34,574)
White Mountains Insurance Group Ltd.	(22)	(29,895)
		(191,588)
Leather and Allied Product Manufacturing – (0.05)%
Crocs, Inc. (a)	(130)	(13,130)

Machinery Manufacturing – (0.94)%
AAON, Inc.	(589)	(46,684)
Coherent Corp. (a)	(3,642)	(133,552)
Xometry, Inc. (a)	(1,151)	(48,607)
		(228,843)
Management of Companies and Enterprises – (0.78)%
AZEK Co., Inc. (a)	(1,762)	(34,077)
Enstar Group Ltd. (a)	(212)	(46,214)
Rivian Automotive, Inc. (a)	(2,057)	(65,906)
Stock Yards Bancorp, Inc.	(584)	(43,228)
		(189,425)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2022

	Shares	Value
Merchant Wholesalers, Durable Goods – (0.20)%
XPEL, Inc. (a)	(717)	$(49,150)

Merchant Wholesalers, Nondurable Goods – (0.61)%
Arrowhead Pharmaceuticals, Inc. (a)	(3,005)	(96,761)
Relay Therapeutics, Inc. (a)	(2,745)	(51,002)
		(147,763)
Mining (except Oil and Gas) – (1.91)%
CNX Resources Corp. (a)	(3,202)	(55,619)
Coterra Energy, Inc.	(4,786)	(133,577)
Freeport-McMoRan, Inc.	(2,054)	(81,749)
Hecla Mining Co.	(5,996)	(32,678)
Martin Marietta Materials, Inc.	(91)	(33,350)
Novagold Resources, Inc. (a)	(6,270)	(36,178)
Royal Gold, Inc.	(284)	(31,902)
Southwestern Energy Co. (a)	(8,392)	(58,073)
		(463,126)
Miscellaneous Manufacturing – (1.30)%
ICU Medical, Inc. (a)	(360)	(57,323)
Inari Medical, Inc. (a)	(721)	(53,051)
Neogen Corp. (a)	(3,632)	(60,146)
Peloton Interactive, Inc. (a)	(2,242)	(25,514)
PROCEPT BioRobotics Corp. (a)	(1,230)	(52,767)
Tandem Diabetes Care, Inc. (a)	(874)	(36,752)
YETI Holdings, Inc. (a)	(605)	(27,158)
		(312,711)
Motor Vehicle and Parts Dealers – (0.53)%
Carvana Co. (a)	(3,662)	(28,234)
Lithia Motors, Inc.	(417)	(99,792)
		(128,026)
Nonstore Retailers – (0.59)%
DoorDash, Inc. (a)	(1,559)	(90,812)
Wayfair, Inc. (a)	(1,485)	(54,410)
		(145,222)
Performing Arts, Spectator Sports, and – (0.13)%
Madison Square Garden Entertainment Corp. (a)	(654)	(31,471)

Personal and Laundry Services – (0.28)%
IAC, Inc. (a)	(1,323)	(68,650)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2022

	Shares	Value
Petroleum and Coal Products Manufacturing – (0.43)%
EQT Corp.	(1,585)	$(67,220)
Quaker Chemical Corp.	(188)	(36,997)
		(104,217)
Pipeline Transportation – (0.14)%
Equitrans Midstream Corp.	(4,019)	(33,719)

Plastics and Rubber Products Manufacturing – (0.35)%
Entegris, Inc.	(1,119)	(86,488)

Professional, Scientific, and Technical Services – (2.43)%
AppLovin Corp. (a)	(4,536)	(65,364)
Bumble, Inc. (a)	(2,811)	(68,476)
Cognizant Technology Solutions Corp. – Class A	(2,410)	(149,926)
Coursera, Inc. (a)	(2,780)	(38,753)
Digital Turbine, Inc. (a)	(3,235)	(59,071)
Match Group, Inc. (a)	(1,206)	(60,975)
Trade Desk, Inc. (a)	(785)	(40,930)
Unity Software, Inc. (a)	(2,699)	(106,638)
		(590,133)
Publishing Industries (Except Internet) – (1.56)%
BigCommerce Holdings, Inc. (a)	(2,481)	(21,436)
Bill.com Holdings, Inc. (a)	(589)	(70,927)
Clear Secure, Inc.	(1,852)	(57,560)
Confluent, Inc. (a)	(3,019)	(69,528)
Okta, Inc. (a)	(1,336)	(71,236)
Toast, Inc. (a)	(2,675)	(49,113)
ZoomInfo Technologies, Inc. (a)	(1,354)	(38,724)
		(378,524)
Real Estate – (0.86)%
CBRE Group, Inc. (a)	(499)	(39,721)
Howard Hughes Corp. (a)	(434)	(32,350)
MP Materials Corp. (a)	(959)	(31,887)
Walker & Dunlop, Inc.	(478)	(42,690)
Zillow Group, Inc. – Class A (a)	(755)	(28,237)
Zillow Group, Inc. – Class C (a)	(953)	(36,195)
		(211,080)
Rental and Leasing Services – (0.10)%
Hertz Global Holdings, Inc. (a)	(1,390)	(23,908)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2022

	Shares	Value
Securities, Commodity Contracts, and Other
Financial Investments and Related Activities – (3.40)%
Ares Management Corp.	(838)	$(65,691)
Beauty Health Co. (a)	(3,614)	(38,851)
Blackstone, Inc.	(664)	(60,776)
Brighthouse Financial, Inc. (a)	(1,455)	(81,102)
Carlyle Group, Inc.	(1,885)	(58,755)
ChargePoint Holdings, Inc. (a)	(2,586)	(32,118)
Clarivate PLC (a)	(2,209)	(21,626)
DraftKings, Inc. (a)	(1,927)	(29,522)
E2open Parent Holdings, Inc. (a)	(12,351)	(72,747)
Enovix Corp. (a)	(1,975)	(25,774)
Joby Aviation, Inc. (a)	(6,873)	(28,317)
Morningstar, Inc.	(257)	(62,998)
Robinhood Markets, Inc. (a)	(5,124)	(49,139)
Rocket Lab USA, Inc. (a)	(8,010)	(33,562)
S&P Global, Inc.	(181)	(63,857)
SoFi Technologies, Inc. (a)	(7,145)	(34,510)
Stem, Inc. (a)	(2,643)	(34,544)
Trupanion, Inc. (a)	(663)	(34,655)
		(828,544)
Specialty Trade Contractors – (0.35)%
Ameresco, Inc. (a)	(522)	(34,201)
Sunrun, Inc. (a)	(1,567)	(51,053)
		(85,254)
Support Activities for Mining – (0.76)%
Civitas Resources, Inc.	(871)	(58,671)
Northern Oil and Gas, Inc.	(1,649)	(60,007)
SSR Mining, Inc.	(1,980)	(30,017)
Targa Resources Corp.	(487)	(36,228)
		(184,923)
Telecommunications – (1.32)%
Bandwidth, Inc. (a)	(572)	(13,076)
Doximity, Inc. (a)	(1,405)	(47,756)
Frontier Communications Parent, Inc. (a)	(3,414)	(87,979)
Integer Holdings Corp. (a)	(439)	(32,627)
Twilio, Inc. (a)	(1,062)	(52,059)
Zoom Video Communications, Inc. (a)	(1,186)	(89,460)
		(322,957)
Transit and Ground Passenger Transportation – (0.12)%
Lyft, Inc. (a)	(2,617)	(29,363)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Schedule of Securities Sold Short (Continued)

November 30, 2022

	Shares	Value
Transportation Equipment Manufacturing – (0.39)%
Boeing Co. (a)	(279)	$(49,908)
Luminar Technologies, Inc. (a)	(6,167)	(47,239)
		(97,147)
Utilities – (1.69)%
ALLETE, Inc.	(481)	(31,842)
American States Water Co.	(300)	(29,397)
Atmos Energy Corp.	(615)	(73,923)
MGE Energy, Inc.	(435)	(31,324)
New Fortress Energy, Inc.	(1,124)	(57,212)
PG&E Corp. (a)	(5,446)	(85,502)
Public Service Enterprise Group, Inc.	(914)	(55,343)
Sunnova Energy International, Inc. (a)	(2,117)	(48,331)
		(412,874)
Wood Product Manufacturing – (0.20)%
Enviva, Inc.	(859)	(48,748)
TOTAL COMMON STOCKS (Proceeds $13,599,008)		(11,139,293)

REAL ESTATE INVESTMENT TRUSTS – (1.32)%

Accommodation – (0.11)%
Sunstone Hotel Investors, Inc.	(2,410)	(26,486)

Real Estate – (1.05)%
AGNC Investment Corp.	(4,805)	(48,002)
Annaly Capital Management, Inc.	(2,293)	(49,689)
Host Hotels & Resorts, Inc.	(1,721)	(32,596)
Independence Realty Trust, Inc.	(1,493)	(27,053)
Kite Realty Group Trust	(1,625)	(37,050)
Pebblebrook Hotel Trust	(1,831)	(30,486)
Ryman Hospitality Properties, Inc.	(357)	(32,676)
		(257,552)
Wood Product Manufacturing – (0.16)%
Weyerhaeuser Co.	(1,160)	(37,944)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $334,368)		(321,982)
TOTAL SECURITIES SOLD SHORT
(Proceeds $13,933,376) – (47.03)%		$(11,461,275)

Percentages are stated as a percent of net assets.
PLC	Public Limited Company
S&P	Standards & Poor’s

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Assets and Liabilities

November 30, 2022

Assets
Investments, at value (cost $26,364,303)	$29,778,481
Deposit for short sales at broker	6,034,681
Dividends and interest receivable	47,511
Total Assets	35,860,673

Liabilities
Securities sold short, at value (proceeds $13,933,376)	11,461,275
Dividends payable on short positions	6,833
Payable to Adviser	17,777
Total Liabilities	11,485,885
Net Assets	$24,374,788

Net Assets Consist Of:
Paid-in capital	19,691,916
Total distributable earnings	4,682,872
Net Assets	$24,374,788

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	1,577,329
Net asset value, redemption price and offering price per share	$15.45

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Operations

For the Year Ended November 30, 2022(a)

Investment Income
Dividend income	$452,349
Interest Income	8,961
Total Investment Income	461,310

Expenses
Management fees	241,647
Dividend expense	72,853
Administration fees	30,532
Federal and state registration fees	22,964
Legal fees	6,425
Trustees’ fees	6,224
Chief Compliance Officer fees	3,998
Transfer agent fees and expenses	3,488
Insurance fees	2,748
Reports to shareholders	1,767
Fund accounting fees	1,501
Interest and broker expenses	657
Custody fees	528
Other expenses	680
Total Expenses	396,012
Expense reimbursement due from Adviser (Note 4)	(50,044)
Net Expenses	345,968
Net Investment Income	115,342

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(3,695,829)
Short transactions	2,398,166
In-kind redemptions	4,375,199
Change in net unrealized appreciation/depreciation on:
Investments	(3,199,363)
Short transactions	757,203
Realized and Unrealized Gain on Investments	635,376
Net Increase in Net Assets from Operations	$750,718

(a)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statements of Changes in Net Assets

	Year Ended	Year Ended
	November 30,	November 30,
	2022(a)	2021
From Operations
Net investment income	$115,342	$(50,567)
Net realized gain (loss) from:
Investments	(3,695,829)	9,853,452
Short transactions	2,398,166	(3,340,029)
In-kind redemptions	4,375,199	—
Change in net unrealized appreciation/depreciation on:
Investments	(3,199,363)	(1,146,890)
Short transactions	757,203	1,511,174
Net increase in net assets from operations	750,718	6,827,140

From Distributions
Net distributions	(4,719,159)	(62,000)
Net decrease in net assets resulting
from distributions paid	(4,719,159)	(62,000)

From Capital Share Transactions
Proceeds from shares sold	17,432,127	12,942,673
Net asset value of shares issued in
reinvestment of distributions to shareholders	4,325,163	28,272
Payments for shares redeemed	(22,727,413)	(12,959,595)
Net increase (decrease) in net assets
from capital share transactions	(970,123)	11,350

Total Increase (Decrease) In Net Assets	(4,938,564)	6,776,490

Net Assets
Beginning of year	29,313,352	22,536,862
End of year	$24,374,788	$29,313,352

(a)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Statement of Cash Flows

For the Year Ended November 30, 2022(a)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$750,718
Adjustments to reconcile net increase in net assets
from operations to net cash used in operating activities:
Purchases of investments	(86,725,690)
Purchases of short-term investments, net	(96,659)
Proceeds from sales of long-term investments	87,956,761
Return of capital distributions received from underlying investments	53,666
Increase in dividends and interest receivable	(1,393)
Decrease in receivable for investment securities sold	2,387,695
Decrease in other assets	15,061
Proceeds from securities sold short	30,224,648
Purchases to cover securities sold short	(25,418,470)
Increase in payable for investment securities purchased	(2,550,385)
Decrease in payable for fund shares redeemed	(6,824)
Increase in dividends payable on short positions	3,366
Decrease in payable to broker for interest expense	(1,929)
Increase in payable to Adviser	662
Decrease in accrued expenses and other liabilities	(86,410)
Unrealized depreciation on investments	3,199,363
Unrealized appreciation on short transactions	(757,203)
Net realized gain on investments	(679,370)
Net realized gain on short transactions	(2,398,166)
Net cash provided by operating activities	5,869,441
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	17,452,127
Payment on shares redeemed	(22,727,413)
Cash distributions paid to shareholders	(393,996)
Net cash used in financing activities	(5,669,282)
Net change in cash	200,159
Beginning balance	5,834,522
Ending balance	$6,034,681
SUPPLEMENTAL DISCLOSURES:
Cash paid for interest	6,125
Non-cash operating activities – purchases of investment securities in-kind	(15,161,175)
Non-cash operating activities – sales of investment securities in-kind	16,069,429
Non-cash operating activities – proceeds from shares sold in-kind	15,161,175
Non-cash financing activities – payment on shares redeemed in-kind	(16,069,429)
Non-cash financing activities – distributions reinvested	4,325,163
Non-cash financing activities – decrease in receivable for Fund shares sold	20,000
Non-cash financing activities – decrease in payable for Fund shares redeemed	6,824
RESTRICTED AND UNRESTRICTED CASH:
Beginning Balances:
Cash	—
Deposit with brokers short sale proceeds	5,834,522
Ending Balances:
Cash	—
Deposit with brokers short sale proceeds	6,034,681

(a)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022. See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF

Financial Highlights

Net Asset Value, Beginning of Year

Income from investment operations:
Net investment income (loss)(1)
Net realized and unrealized gain (loss) on investments
Total from Investment Operations

Less distributions paid:
From net investment income
From net realized gains
Total distributions paid

Net Asset Value, End of Year
Market Price, End of Year

Total Return on NAV(2)
Total Return on Market Price(4)

Supplemental Data and Ratios:
Net assets at end of year (000’s)
Ratio of expenses to average net assets:
Before waiver, expense reimbursement and recoupments(3)
After waiver, expense reimbursement and recoupments(3)
Ratio of net investment income (loss) to average net assets:
Before waiver, expense reimbursement and recoupments
After waiver, expense reimbursement and recoupments
Portfolio turnover rate

(1)	Per share net investment income was calculated using the daily average shares outstanding method.
(2)	Total return on net asset value (NAV) represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(3)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 1.28% and 1.08%, 1.95% and 1.50%, 1.69% and 1.50%, 1.32% and 1.32%, 1.27% and 1.27% for the years ended November 30, 2022, November 30, 2021, November 30, 2020, November 30, 2019, November 30, 2018, respectively.

(4)
Total return on market price is calculated assuming an initial investment made at the market price on the first day of the period, reinvestment of dividends and distributions at market price during the period and redemption at market price on the last day of the period.

(5)	Excludes the impact of in-kind transactions.
(6)
The Fund converted from a mutual fund to an ETF pursuant to an Agreement and Plan of Reorganization on February 18, 2022.  See Note 1 in the Notes to Financial Statements for additional information about the Reorganization.

The accompanying notes are an integral part of these financial statements.

Per Share Data for a Share Outstanding Throughout Each Year

Year Ended November 30,
2022(6)		2021	2020	2019	2018
$17.94		$14.03	$19.76	$19.83	$21.03

0.07		(0.03)	0.01	0.14	0.01
0.31		3.98	(1.11)	0.65	1.47
0.38		3.95	(1.10)	0.79	1.48

—		(0.04)	(0.13)	(0.07)	(0.04)
(2.87)		—	(4.50)	(0.79)	(2.64)
(2.87)		(0.04)	(4.63)	(0.86)	(2.68)

$15.45		$17.94	$14.03	$19.76	$19.83
$15.43		$—	$—	$—	$—

2.39%		28.26%	-7.68%	4.72%	7.69%
2.20%		—%	—%	—%	—%

$24,375		$29,313	$22,537	$67,741	$112,861

1.58%		2.56%	2.58%	2.18%	2.20%
1.38%		2.11%	2.39%	2.18%	2.20%

0.26%		(0.63)%	(0.13)%	0.76%	0.03%
0.46%		(0.18)%	0.06%	0.76%	0.03%
244.44	%(5)	303.76%	251.72%	239.08%	193.55%

The accompanying notes are an integral part of these financial statements.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements
November 30, 2022

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Long/Short Equity ETF (the “Fund”) represents a distinct diversified series with its own investment objectives, and policies within the Trust. The investment objective of the Fund is to seek long-term capital growth. The Fund is an actively managed exchange-traded fund (“ETF”). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

Effective February 18, 2022, the Fund converted from a mutual fund to an ETF, pursuant to an Agreement and Plan of Reorganization. The reorganization was accomplished by a tax-free exchange of shares (with an exception for fractional mutual fund shares). The costs of the reorganization were borne by the Fund’s investment adviser Convergence Investment Partners, LLC (the “Adviser”). The reorganization did not result in a material change to the investment portfolio. The mutual fund offered Institutional Class shares and commenced operations on December 29, 2009. The following table illustrates the specifics of the reorganization of the mutual fund into the ETF:

Shares Issued
Convergence	to Shareholders	Convergence
Long/Short	of Convergence	Long/Short
Equity Fund	Long/Short	Equity ETF	Combined	Tax Status
Net Assets*	Equity Fund	Net Assets	Net Assets	of Transfer
$26,419,556	1,707,329	$ —	$26,419,556	Non-Taxable

*	Includes accumulated net investment losses, accumulated realized gains and unrealized appreciation in the amounts of $(86,871), $2,453,571, and $8,049,316, respectively.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies.”

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation

Each security owned by the Fund, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally consider to be the principal exchange on which the stock is traded.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security shall be valued at, (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the last sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined as described below. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of November 30, 2022:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stock	$28,930,696	$—	$—	$28,930,696
Real Estate Investment Trusts	680,077	—	—	680,077
Short-Term Investments	167,708	—	—	167,708
Total Investments	29,778,481	—	—	29,778,481
Total Assets	$29,778,481	$—	$—	$29,778,481

Liabilities:
Securities Sold Short
Common Stocks	$(11,139,293)	$—	$—	$(11,139,293)
Real Estate Investment Trusts	(321,982)	—	—	(321,982)
Total Securities Sold Short	(11,461,275)	—	—	(11,461,275)
Total Liabilities	$(11,461,275)	$—	$—	$(11,461,275)

(1) See the Schedule of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the year ended November 30, 2022.

Except for securities sold short, the Fund did not engage in any derivative securities or engage in hedging activities during the year ended November 30, 2022.

(b) Short Positions

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Fund is required under the 1940 Act to maintain

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets is required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Fund’s securities sold short and deposits for short sales are held with one major securities broker-dealer. The Fund does not require this broker-dealer to maintain collateral in support of the receivable for proceeds on securities sold short.

Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Effective August 19, 2022, the Fund has adopted a Full Derivatives Fund Program and the Adviser has nominated a Derivatives Risk Manager.

(c) Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended November 30, 2022, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2022, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. taxing authorities for the tax periods prior to the year ended November 30, 2019.

(d) Distributions to Shareholders

The Fund will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

(f) Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund does not charge a redemption fee, and therefore the offering and redemption price per share are equal to the Fund’s NAV per share.

(g) Allocation of Income, Expenses and Gains/Losses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(h) Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from real estate investment trusts (“REITs”) is recognized on the ex-date and included in dividend income. The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available and adjusts for actual classifications in the calendar year the information is reported.

Withholding taxes on foreign dividends, net of any reclaims, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(3)	Federal Tax Matters

The tax character of distributions paid by the Fund during the fiscal years ended November 30, 2022 and November 30, 2021 was as follows:

	November 30, 2022	November 30, 2021
Ordinary Income	$2,017,958	$ 62,000
Long-Term Capital Gain	$2,701,201	$ —

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2022. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction. The amounts designated as gain for the fiscal years ended November 30, 2022 and 2021 were as follows:

	November 30, 2022	November 30, 2021
Long-term	$ —	$1,489,805

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

As of November 30, 2022, the components of distributable earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$12,632,469
Gross tax unrealized appreciation	$6,866,549
Gross tax unrealized depreciation	(1,181,812)
Net tax unrealized appreciation	5,684,737
Undistributed ordinary income	122,991
Undistributed long-term capital gain	—
Total distributable earnings	122,991
Other accumulated losses	(1,124,856)
Total distributable earnings	$4,682,872

(1) Includes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

At November 30, 2022, the Fund had short-term capital loss carryovers of $1,074,293.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses, and equalization by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are due to redemptions in-kind and have no effect on net assets or NAV per share. For the year ended November 30, 2022, the following table shows the reclassifications made:

Paid-in capital	$4,285,565
Total distributable earnings	$(4,285,565)

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. For the year ended November 30, 2022, under the terms of the Agreement, the Fund compensated the Adviser for its management services at the annual rate of 0.96% of the Fund’s average daily net assets. This represents a blended rate of 1.00% pre-Reorganization and 0.95% post-Reorganization.

Prior to the Reorganization, the Adviser contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through the expiration date listed below, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts),

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) did not exceed 1.50% of the Fund’s average daily net assets (the “Expense Limitation Cap”).

Pursuant to the Reorganization, any previously waived expenses are no longer subject to recoupment and have expired.

After the Reorganization, under the terms of the Agreement, the Adviser has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. The Trust’s Chief Compliance Officer is also an employee of Fund Services. Fees incurred for the year ended November 30, 2022, and owed as of November 30, 2022 were as follows:

	Incurred	Owed
Fund Administration and Accounting	$30,532	$—
Pricing	$1,501	$—
Transfer Agency	$3,488	$—
Custody	$528	$—
Chief Compliance Officer	$3,998	$—

The Adviser paid the above referenced expenses for any periods following the Reorganization due to the unitary fee structure adopted by the Fund in connection with the Reorganization.

The Fund had a line of credit with U.S. Bank through February 18, 2022 (see Note 9).

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

(6)	Capital Share Transactions

Transactions in the Fund were as follows:

	Year Ended	Year Ended
	November 30, 2022	November 30, 2021
Shares sold	1,135,206	836,583
Shares reinvested	283,803	1,964
Shares redeemed	(1,475,356)	(811,170)
Net increase (decrease)	(56,347)	27,377

(7)	Investment Transactions

The aggregate purchases and sales of securities (excluding short-term investments and securities sold short), creations in-kind and redemptions in-kind for the Fund for the year ended November 30, 2022 is summarized below. There were no purchases or sales of U.S. government securities for the Fund.

Purchases	Sales	Creations In-Kind	Redemptions In-Kind
$71,564,514	$71,887,333	$15,161,175	$16,069,429

(8)	Creation and Redemption Transactions

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit generally consists of 10,000 shares. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

Creation Unit Transaction Fee

Authorized Participants will be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable Business Day. The Creation Transaction Fee for the Fund is $300.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial purchase of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

A creation unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

(9)	Line of Credit

The Fund had a line of credit in the amount of the lesser of 33.33% of the fair value of unencumbered assets of the Fund or $4,000,000 through February 18, 2022. The unsecured line of credit was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility was with the Fund’s custodian, U.S. Bank. Interest was accrued at the prime rate of 3.25%. There were no loans outstanding for the Fund as of November 30, 2022. The following table provides information regarding usage of the line of credit for the year ended November 30, 2022.

	Average		Maximum	Maximum
Days	Amount of	Interest	Amount of	Borrowing
Utilized	Borrowing	Expense*	Borrowing	Dates
3	$63,167	$10	$89,000	2/11/2022 through
2/13/2022

* Interest expense is included within Interest and broker expenses on the Statement of Operations.

(10)	Recent Market Events

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty

CONVERGENCE LONG/SHORT EQUITY ETF
Notes to Financial Statements (Continued)
November 30, 2022

regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on your account.

(11)	Subsequent Events

Management has evaluated the Fund’s related events and transactions that occurred subsequent to November 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements other than the following:

The Fund paid distributions to shareholders as follows:

			Ordinary	Ordinary
Record		Reinvestment	Income	Distribution
Date	Ex-Date	Payable Date	Rate	Paid
12/16/22	12/15/22	12/19/22	0.12498259	$194,639

CONVERGENCE LONG/SHORT EQUITY FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Convergence Long/Short Equity ETF and
Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of Convergence Long/Short Equity ETF (formerly Convergence Long/Short Equity Fund) (the “Fund”), a series of Trust for Professional Managers, as of November 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations and its cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
January 26, 2023

CONVERGENCE LONG/SHORT EQUITY ETF
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

• information we receive about you on applications or other forms;

• information you give us orally; and

• information about your transactions with us or others.

The types of non-public personal information we collect and share can include:

• social security numbers;

• account balances;

• account transactions;

• transaction history;

• wire transfer instructions; and

• checking account information.

What Information We Disclose

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.

How We Protect Your Information

All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information
(Unaudited)

Tax Information

For the year ended November 30, 2022, the Fund designated 23.67% of its ordinary income distribution as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2022, 24.24% of dividends paid from net ordinary income for the Fund qualified for the dividends received deduction available to corporate shareholders.

For the fiscal year ended November 30, 2022, the Fund designated 100.00% of its taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Independent Trustees

Michael D. Akers, Ph.D.	Trustee	Indefinite	22	Professor Emeritus,	Independent
615 E. Michigan St.		Term; Since		Department	Trustee, USA
Milwaukee, WI 53202		August 22,		of Accounting,	MUTUALS
Year of Birth: 1955		2001		(June 2019–	(an open-end
				present), Professor,	investment
				Department	company)
				of Accounting,	(2001–2021).
(2004–May 2019),
Chair, Department
of Accounting
(2004–2017),
Marquette University.

Gary A. Drska	Trustee	Indefinite	22	Retired;	Independent
615 E. Michigan St.		Term; Since		Former Pilot,	Trustee, USA
Milwaukee, WI 53202		August 22,		Frontier/Midwest	MUTUALS
Year of Birth: 1956		2001		Airlines, Inc.	(an open-end
				(airline company)	investment
				(1986–2021).	company)
(2001–2021).

Vincent P. Lyles	Trustee	Indefinite	22	System Vice	Independent
615 E. Michigan St.		Term; Since		President of	Director, BMO
Milwaukee, WI 53202		April 6,		Community	Funds, Inc. (an
Year of Birth: 1961		2022		Relations, Advocate	open-end
				Aurora Health	investment
				Care (health care	company)
				provider) (2019–	(2017–2022).
present); President
and Chief Executive
Officer, Boys & Girls
Club of Greater
Milwaukee
(2012–2018).

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Erik K. Olstein	Trustee	Indefinite	22	Retired; President	Trustee, The
615 E. Michigan St.		Term; Since		and Chief Operating	Olstein Funds
Milwaukee, WI 53202		April 6,		Officer (2000–	(an open-end
Year of Birth: 1967		2022		2020), Vice	investment
				President of Sales	company)
				and Chief Operating	(1995–2018).
Officer (1995–2000),
Olstein Capital
Management, L.P.
(asset management
firm); Secretary and
Assistant Treasurer,
The Olstein Funds
(1995–2018).

Lisa Zúñiga Ramírez	Trustee	Indefinite	22	Retired; Principal	N/A
615 E. Michigan St.		Term; Since		and Senior Portfolio
Milwaukee, WI 53202		April 6,		Manager, Segall,
Year of Birth: 1969		2022		Bryant & Hamill, LLC
(asset management
firm) (2018–2020);
Partner and Senior
Portfolio Manager,
Denver Investments
LLC (asset
management firm)
(2009–2018).

Gregory M. Wesley	Trustee	Indefinite	22	Senior Vice	N/A
615 E. Michigan St.		Term; Since		President of
Milwaukee, WI 53202		April 6,		Strategic Alliances
Year of Birth: 1969		2022		and Business
Development, Medical
College of Wisconsin
(2016–present).

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years

Officers

John P. Buckel	President	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Principal	January 24,		Services, LLC
Year of Birth: 1957	Executive	2013		(2004–present).
Officer

Jennifer A. Lima	Vice	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Treasurer	January 24,		Services, LLC
Year of Birth: 1974	and	2013		(2002–present).
Principal
Financial
and
Accounting
Officer

CONVERGENCE LONG/SHORT EQUITY ETF
Additional Information (Continued)
(Unaudited)

Other
Directorships
		Term of	Number of	Principal	Held by
		Office and	Portfolios	Occupation(s)	Trustee
	Position(s)	Length	in Trust	During the	During the
Name, Address	Held with	of Time	Overseen	Past Five	Past Five
and Year of Birth	the Trust	Served	by Trustee	Years	Years
Deanna B. Marotz	Chief	Indefinite	N/A	Senior Vice President	N/A
615 E. Michigan St.	Compliance	Term; Since		US Bancorp Fund
Milwaukee, WI 53202	Officer,	October 21,		Services, LLC
Year of Birth: 1965	Vice	2021		(2021–present);
	President			Chief Compliance
	and Anti-			Officer of Keeley-Teton
	Money			Advisors, LLC and
	Laundering			Teton Advisors, Inc
	Officer			(since 2017); Chief
Compliance Officer
of Keeley Asset
Management Corp.
(2015–2017).

Jay S. Fitton	Secretary	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.		Term; Since		President, U.S.
Milwaukee, WI 53202		July 22, 2019		Bancorp Fund
Year of Birth: 1970				Services, LLC
(2019–present);
Partner, Practus, LLP
(2018–2019);
Counsel, Drinker
Biddle & Reath, LLP
(2016–2018).

Kelly A. Strauss	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		April 23,		Bancorp Fund
Year of Birth: 1987		2015		Services, LLC
(2011–present).

Shannon Coyle	Assistant	Indefinite	N/A	Officer,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202		August 26,		Services, LLC
Year of Birth: 1990		2022		(2015–present).

Laura A. Carroll	Assistant	Indefinite	N/A	Assistant Vice	N/A
615 E. Michigan St.	Treasurer	Term; Since		President, U.S.
Milwaukee, WI 53202		August 20,		Bancorp Fund
Year of Birth: 1985		2018		Services, LLC
(2007–present).

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. Shareholders may view the Fund’s Form N-PORT reports on the SEC’s website at www.sec.gov.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

FREQUENCY OF DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS (Unaudited)

Information regarding how often shares of the Fund trade on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Fund’s website at https://www.investcip.com/.

CONVERGENCE LONG/SHORT EQUITY ETF

Investment Adviser	Convergence Investment Partners, LLC
3801 PGA Boulevard
Suite 1001
Palm Beach Gardens, Florida 33410

Legal Counsel	Godfrey & Kahn, S.C.
833 East Michigan Street
Suite 1800
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen & Company, Ltd.
Accounting Firm	342 North Water Street
Suite 830
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank National Association
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services
Three Canal Plaza
Suite 100
Portland, Maine 04101

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-ANNUAL

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor Emeritus of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$16,500	$16,500
Audit-Related Fees	$4,000	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2022	FYE 11/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2022	FYE 11/30/2021
Registrant	0	0
Registrant’s Investment Adviser	0	0

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)
The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the registrant’s Form N-CSR filed on February 3, 2017.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    2/1/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/John Buckel
John Buckel, President

Date    2/1/2023

By (Signature and Title)*    /s/Jennifer Lima
Jennifer Lima, Treasurer

Date    2/1/2023

* Print the name and title of each signing officer under his or her signature.